AMENDMENT  TO  THE
SERVICE  AGREEMENT

Between

1) Axel Kleinkorres Promotionsagentur, proprietor Axel Kleinkorres, registered offices at M nsterstr. 306 D-40470 D sseldorf

-     referred  to  hereinafter  as  Promotion  agency"  -

and

2)     Sangui  BioTech  International,  Inc.,  registered  offices  at
1508 Brockhollow Drive, Suite 354, Santa Ana, California 92705, USA represented by Prof. Dr. Dr. Wolfgang Barnikol, President and CEO
-     referred  to  hereinafter  as  "Sangui"  -



ARTICLE   1  EXTENSION  OF  THE  AGREEMENT

The contracting parties hereby agree that the service agreement of April 26, 1999 shall be extended until December 31, 2002. All services rendered so far and still to be rendered under this agreement have already been settled by the consideration as agreed.


ARTICLE   2


As for the rest, the parties agree that the agreement of April 26, 1999 shall not be amended any further.





Dusseldorf,  August  18,  2000


Axel  Kleinkorres  Promotionsagentur          Sangui BioTech International, Inc.


(Signature)                                   (Signature)
_____________________________                 ______________________________
Axel  Kleinkorres                             Prof.  Dr.  Dr. Wolfgang Barnikol
                                              President  and  CEO